UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2007 (May 31, 2007)
Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Unaudited Pro Forma Condensed Combined Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Psychiatric Solutions, Inc. (the “Company”) filed on June 1, 2007 and is being filed solely for the purpose of including the unaudited pro forma condensed combined financial information for the Company required by Item 9.01(b) of Form 8-K. The Company filed the Current Report on Form 8-K on June 1, 2007 to report, among other things, the merger of a wholly-owned direct subsidiary of the Company with and into Horizon Health Corporation, effective as of 11:59 p.m., Eastern Daylight Time, on May 31, 2007.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for Psychiatric Solutions, Inc. is attached hereto as Exhibit 99.1.

(d)	Exhibits.
99.1	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Jack E. Polson
Jack E. Polson
Executive Vice President, Chief Accounting Officer

Date: July 6, 2007

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.